UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2009. The net asset values (NAV) per share at that date were $9.07, $8.57, $8.57 and $9.34 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2009	Year Ended December 31, 2009
Cohen & Steers Realty Income Fund—Class A	50.35%	37.43%
Cohen & Steers Realty Income Fund—Class B	49.80%	36.45%
Cohen & Steers Realty Income Fund—Class C	49.84%	36.48%
Cohen & Steers Realty Income Fund—Class I	50.56%	37.81%
FTSE NAREIT Equity REIT Index[a]	45.80%	27.99%
S&P 500 Index[a]	22.59%	26.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. These recharacterizations could result in the Fund paying distributions in excess of its investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

Investment Review

REITs were a tale of two markets in 2009. The year's early months were characterized by continued fallout from the post-Lehman Brothers financial panic, a blowout in risk premiums and declining credit availability. The asset class sold off on response to concerns about REITs' limited access to capital amid near-frozen credit markets and limited transparency on property value estimates.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Broader financial markets, including REITs, began to stabilize and then rebound when the government provided clarity on the means and costs of backstopping the financial system. This broke the vicious negative feedback loop between the capital markets and the real economy, and paved the way for the market rally that followed.

REIT recapitalization lifted share prices

REITs began to raise significant new capital in March, which reassured investors that they could strengthen their balance sheets, meet debt maturities and take advantage of buying opportunities. In total, public real estate companies raised $20 billion of new equity during the year, and Cohen & Steers was a cornerstone investor in many of the offerings. Recapitalization revealed the pent-up investor demand in the asset class and drove significant spread tightening in the REIT unsecured bond market.

REITs surged in the third quarter as easing liquidity concerns lifted the asset class to its best-ever quarterly return. With access to multiple sources of capital, companies could extend debt maturities and, in some cases, move into a more offensive (acquisitive) posture. The pace of the rally slowed in the fourth quarter, however, when investors' appetite for risk abated and unease over high unemployment grew.

Hotel companies were top performers

The hotel sector (with a total return of +67.2%)b led all property types in 2009. Their short leases and ability to respond quickly to changing economic conditions began to be discounted amid signs of economic stabilization and likely future economic growth.

Regional malls (+63.0%) turned in a better-than-expected performance, benefiting from recapitalization and stabilization in retail sales and increased consumer confidence. Simon Property Group, the country's largest mall operator, was the first major U.S. REIT to issue new equity. Office REITs (+35.6%) were aided by less-severe job losses in New York and a V-shaped recovery that anticipated a return to profitability by the financial services industry. In both categories, cap rates declined in response to increasing global demand for class-A properties.

Apartment REITs (+30.4%) were hurt early in the year by increased job losses and declines in market rents, but improved in the third quarter on expectations of stabilization in fundamentals in 2010 and growth in 2011.

Shopping centers declined

The shopping center sector (–1.7%) was the only REIT property group to post a negative total return during the year. Typically considered defensive because of their consumer staples anchors (supermarkets and drug stores), shopping centers' smaller retailers proved to be highly sensitive to the economic downturn. In news, shopping center owner Developers Diversified Realty completed the first commercial mortgage-backed securities issuance in more than a year, and it was the first real estate debt offering backed by the Term Asset-Backed Securities Loan Facility.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY INCOME FUND, INC.

Health care REITs (+24.6%) and self storage companies (+8.4%) trailed the benchmark, as defensive sectors lagged their more economically sensitive counterparts during the rally.

Fund performance

The Fund had a significant total return and outperformed its benchmark in 2009. Factors that contributed to relative return included stock selection in health care, regional mall and self storage REITs, and our stock selection and underweight in the shopping center sector and industrial companies (which had a total return of +12.2% within the index).

The Fund's overweight in the office sector also helped return. Among the worst performers early in the year, office REITs began to rebound when capital markets reopened and the growth in unemployment slowed. The property sector received an additional boost from yield-hungry foreign investors looking to acquire institutional-quality assets in supply-constrained major U.S. markets.

Our relatively small allocation to REIT preferreds (+54.8% within the portfolio), which are not in the index, also provided a boost to return. They benefited from the factors that lifted real estate equities during the year, and significantly outperformed both REIT common and corporate preferreds.

Detractors from relative performance included our stock selection and overweight in hotel operators during periods when they underperformed the index. Stock selection and a modest underweight in apartment companies also hindered performance. Our position reflected our view that high unemployment would depress household formation, pressuring rents and occupancies for apartment companies. Furthermore, we believed that the excess supply of single-family housing and condominiums could become a more competitive housing option if the economy recovered.

Investment Outlook

We expect 2010 to be a year of better-than-expected economic growth and continued stabilization in fundamentals. Although there are concerns about the eventual cost of the government stimulus—monetary tightening, higher taxes and the effects of fiscal stimulus—we believe the recovery will prove self-sustaining and continue into 2011.

The new year may well be one in which REITs begin to take advantage of significant acquisition opportunities. While the environment is not so distressed as to create dysfunction, well-capitalized REITs with an operating platform will likely have attractive opportunities to create value and generate above-average cash flow growth. During the latter half of 2010 and into 2011, we expect the benefits of economic recovery and growth to translate into occupancy stabilization and selective rent increases in many commercial real estate markets.

From a portfolio standpoint, we currently favor economically sensitive sectors. On a sector-specific basis, we believe that shopping centers, hotels and self storage REITs will outperform. Office REITs should benefit from low

COHEN & STEERS REALTY INCOME FUND, INC.

supply and stabilization in jobs, although we believe most of this dynamic is already priced into company valuations. While we expect apartment company fundamentals to improve with job growth and demographic shifts, we remain cautious because of their less favorable valuations.

We expect to maintain our focus on REITs with healthy balance sheets but with a particular focus on entrepreneurial management teams that have the acumen to create, rather than wait for, unique opportunities.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Realty Income Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2009

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	31.25%[b]	31.45%[c]	35.48%[e]	—
1 Year (without sales charge)	37.43%	36.45%	36.48%	37.81%
5 Years (with sales charge)	–1.52%[b]	–1.66%[d]	–1.26%	—
5 Years (without sales charge)	–0.61%	–1.26%	–1.26%	–0.27%
10 Years (with sales charge)	9.41%[b]	9.15%	9.16%	—
10 Years (without sales charge)	9.91%	9.15%	9.16%	10.38%
Since Inception[f] (with sales charge)	6.90%[b]	5.97%	6.00%	—
Since Inception[f] (without sales charge)	7.30%	5.97%	6.00%	7.45%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2009 prospectuses were as follows: Class A—1.32%; Class B and Class C—1.97% and Class I—0.97%.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009—December 31, 2009.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009– December 31, 2009
Class A
Actual (50.35% return)	$1,000.00	$1,503.50	$8.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$7.02
Class B
Actual (49.80% return)	$1,000.00	$1,498.00	$12.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.92	$10.36
Class C
Actual (49.84% return)	$1,000.00	$1,498.40	$12.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.92	$10.36
Class I
Actual (50.56% return)	$1,000.00	$1,505.60	$6.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.96	$5.30

*  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.38%, 2.04%, 2.04% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$38,922,929	9.3%
Public Storage	25,078,455	6.0
Host Hotels & Resorts	17,688,908	4.2
Macerich Co.	17,651,881	4.2
ProLogis	16,170,916	3.9
Vornado Realty Trust	15,403,865	3.7
Equity Residential	14,432,032	3.5
Boston Properties	14,061,561	3.4
HCP	11,951,951	2.9
Kimco Realty Corp.	9,561,435	2.3

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2009

		Number of Shares	Value
COMMON STOCK	95.3%
DIVERSIFIED	6.5%
Cousins Properties		279,010	$2,128,846
Dexus Property Group (Australia)[a]		2,374,000	1,801,097
Forest City Enterprises[b]		272,307	3,207,777
Lexington Realty Trust		381,422	2,319,046
Melcor Developments Ltd. (Canada)		203,113	2,185,817
Vornado Realty Trust		220,244	15,403,865
			27,046,448
HEALTH CARE	11.3%
Assisted Living Concepts[b]		111,860	2,949,748
Brookdale Senior Living[b]		462,053	8,404,744
HCP		391,354	11,951,951
LTC Properties		79,410	2,124,218
Nationwide Health Properties		151,933	5,345,003
Omega Healthcare Investors		241,700	4,701,065
Senior Housing Properties Trust		232,499	5,084,753
Ventas		146,206	6,395,051
			46,956,533
HOTEL	7.9%
Gaylord Entertainment Co.[b]		62,902	1,242,314
Hospitality Properties Trust		375,687	8,907,539
Host Hotels & Resorts		1,515,759	17,688,908
Hyatt Hotels Corp.		34,622	1,032,082
Sunstone Hotel Investors[b]		474,118	4,210,168
			33,081,011
INDUSTRIAL	5.4%
AMB Property Corp.		118,107	3,017,634
ING Industrial Fund (Australia)[a,b]		2,437,688	1,043,326
ProLogis		1,181,221	16,170,916
ProLogis European Properties (Netherlands)[a]		184,409	1,130,355
Segro PLC (United Kingdom)[a]		192,555	1,068,060
			22,430,291

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
OFFICE	13.1%
BioMed Realty Trust		201,847	$3,185,146
Boston Properties		209,655	14,061,561
Brookfield Properties Corp.		340,627	4,128,399
Douglas Emmett		220,890	3,147,682
DuPont Fabros Technology		133,030	2,393,210
ING Office Fund (Australia)[a]		3,054,966	1,736,519
Kilroy Realty Corp.		131,153	4,022,463
Liberty Property Trust		222,210	7,112,942
Mack-Cali Realty Corp.		178,458	6,169,293
SL Green Realty Corp.		171,751	8,628,770
			54,585,985
OFFICE/INDUSTRIAL	1.2%
PS Business Parks		102,901	5,150,195
RESIDENTIAL	12.9%
APARTMENT	12.0%
American Campus Communities		110,077	3,093,164
Apartment Investment & Management Co.		384,824	6,126,398
Associated Estates Realty Corp.		279,144	3,145,953
AvalonBay Communities		86,376	7,092,333
Camden Property Trust		72,153	3,057,123
Colonial Properties Trust		224,862	2,637,631
Education Realty Trust		392,340	1,898,926
Equity Residential		427,236	14,432,032
Post Properties		160,471	3,145,231
UDR		193,686	3,184,198
Unite Group PLC (United Kingdom)[a,b]		427,085	2,064,890
			49,877,879
MANUFACTURED HOME	0.9%
Equity Lifestyle Properties		49,194	2,482,821
Parkbridge Lifestyles Communities (Canada)[b]		249,673	1,207,960
			3,690,781
TOTAL RESIDENTIAL			53,568,660

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
SELF STORAGE	8.0%
Public Storage		307,900	$25,078,455
Sovran Self Storage		111,996	4,001,617
U-Store-It Trust		562,635	4,118,488
			33,198,560
SHOPPING CENTER	24.3%
COMMUNITY CENTER	10.0%
Developers Diversified Realty Corp.		905,980	8,389,375
Federal Realty Investment Trust		92,106	6,237,418
Kimco Realty Corp.		706,684	9,561,435
Regency Centers Corp.		240,269	8,423,831
Urstadt Biddle Properties		203,010	3,099,963
Weingarten Realty Investors		314,546	6,224,865
			41,936,887
FREE STANDING	0.7%
Realty Income Corp.		114,831	2,975,271
REGIONAL MALL	13.6%
Macerich Co.		491,012	17,651,881
Simon Property Group		487,756	38,922,929
			56,574,810
TOTAL SHOPPING CENTER			101,486,968
SPECIALTY	4.7%
Digital Realty Trust		65,001	3,268,250
Plum Creek Timber Co.		176,951	6,681,670
Rayonier		177,700	7,491,832
Weyerhaeuser Co.		48,400	2,087,976
			19,529,728
TOTAL COMMON STOCK (Identified cost—$300,977,005)			397,034,379

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	3.2%
DIVERSIFIED	0.7%
Lexington Realty Trust, 6.50%, Series C ($50 par value)		35,950	$1,221,222
Lexington Realty Trust, 7.55%, Series D		59,250	1,078,350
Vornado Realty Trust, 6.625%, Series G		24,725	535,296
			2,834,868
HEALTH CARE	0.4%
Omega Healthcare Investors, 8.375%, Series D		60,030	1,515,157
HOTEL	0.0%
Sunstone Hotel Investors, 8.00%, Series A		6,864	158,901
OFFICE	0.3%
Maguire Properties, 7.625%, Series A		198,320	1,382,290
OFFICE/INDUSTRIAL	0.2%
PS Business Parks, 7.375%, Series O		44,475	1,038,714
RESIDENTIAL—APARTMENT	0.3%
Alexandria Real Estate Equities, 7.00%, Series D		50,000	1,085,000
SHOPPING CENTER—COMMUNITY CENTER	1.0%
Developers Diversified Realty Corp., 8.00%, Series G		110,000	2,200,000
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[c]		325	31,606
Weingarten Realty Investors, 6.50%, Series F		90,018	1,867,874
			4,099,480
SPECIALTY	0.3%
Entertainment Properties Trust, 9.00%, Series E		50,000	1,243,500
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$11,681,977)			13,357,910

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Principal Amount	Value
CORPORATE BOND	0.4%
SHOPPING CENTER—COMMUNITY CENTER
Developers Diversified Realty Corp., 9.625%, due 3/15/16 (Identified cost—$1,491,557)		$1,500,000	$1,567,772
		Number of Shares
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.06%[d]		4,550,000	4,550,000
State Street Institutional Liquid Reserves Fund, 0.16%[d]		4,550,000	4,550,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$9,100,000)			9,100,000
TOTAL INVESTMENTS (Identified cost—$323,250,539)	101.1%		421,060,061
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1)%		(4,409,690)
NET ASSETS	100.0%		$416,650,371

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 2.1% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value procedures approved by the Board of Directors.

b  Non-income producing security.

c  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

d  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:
Investments in securities, at value (Identified cost—$323,250,539)	$421,060,061
Cash	34,983
Foreign currency, at value (Identified cost—$24,804)	24,762
Receivable for:
Dividends and interest	1,166,004
Fund shares sold	1,028,198
Investment securities sold	446,098
Other assets	17,080
Total Assets	423,777,186
LIABILITIES:
Payable for:
Investment securities purchased	5,091,119
Fund shares redeemed	1,478,266
Investment advisory fees	260,671
Distribution fees	10,489
Administration fees	6,951
Shareholder servicing fees	3,646
Directors' fees	2,365
Other liabilities	273,308
Total Liabilities	7,126,815
NET ASSETS	$416,650,371
NET ASSETS consist of:
Paid-in-capital	$469,835,548
Dividends in excess of net investment income	(65,466)
Accumulated net realized loss	(150,927,913)
Net unrealized appreciation	97,808,202
$416,650,371

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2009

CLASS A SHARES:
NET ASSETS	$161,366,873
Shares issued and outstanding ($0.001 par value common stock outstanding)	17,799,723
Net asset value and redemption price per share	$9.07
Maximum offering price per share ($9.07 ÷ 0.955)[a]	$9.50
CLASS B SHARES:
NET ASSETS	$32,539,080
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,796,465
Net asset value and offering price per share[b]	$8.57
CLASS C SHARES:
NET ASSETS	$164,127,430
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,153,502
Net asset value and offering price per share[b]	$8.57
CLASS I SHARES:
NET ASSETS	$58,616,988
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,276,655
Net asset value, offering and redemption price per share	$9.34

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

Investment Income:
Dividend income (net of $55,579 of foreign withholding tax)	$11,058,280
Interest income	395,274
Total Income	11,453,554
Expenses:
Investment advisory fees	2,424,007
Distribution fees—Class A	288,070
Distribution fees—Class B	233,513
Distribution fees—Class C	951,862
Shareholder servicing fees—Class A	115,228
Shareholder servicing fees—Class B	77,838
Shareholder servicing fees—Class C	317,287
Transfer agent fees and expenses	288,754
Administration fees	200,329
Shareholder reporting expenses	105,987
Professional fees	87,992
Custodian fees and expenses	61,967
Registration and filing fees	58,714
Directors' fees and expenses	52,830
Line of credit fees	23,736
Miscellaneous	41,472
Total Expenses	5,329,586
Net Investment Income	6,123,968
Net Realized and Unrealized Gain:
Net realized gain (loss) on:
Investments	(47,421,455)
Options	278,314
Foreign currency transactions	16,734
Net realized loss	(47,126,407)
Net change in unrealized appreciation (depreciation) on:
Investments	145,345,511
Foreign currency translations	5,595
Net change in unrealized appreciation (depreciation)	145,351,106
Net realized and unrealized gain	98,224,699
Net Increase in Net Assets Resulting from Operations	$104,348,667

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$6,123,968	$11,355,126
Net realized loss	(47,126,407)	(101,784,210)
Net change in unrealized appreciation (depreciation)	145,351,106	(135,389,019)
Net increase (decrease) in net assets resulting from operations	104,348,667	(225,818,103)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,162,408)	(4,409,461)
Class B	(703,335)	(1,151,796)
Class C	(2,948,195)	(3,722,566)
Class I	(1,519,804)	(1,917,092)
Tax return of capital:
Class A	(1,097,663)	(3,265,569)
Class B	(320,365)	(1,227,998)
Class C	(1,282,316)	(3,819,144)
Class I	(461,623)	(1,198,057)
Total dividends and distributions to shareholders	(11,495,709)	(20,711,683)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(32,986,817)	(201,135,253)
Total increase (decrease) in net assets	59,866,141	(447,665,039)
Net Assets:
Beginning of year	356,784,230	804,449,269
End of year[a]	$416,650,371	$356,784,230

a  Includes dividends in excess of net investment income and undistributed net investment income of $65,466 and $723,909, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.87	$11.18	$16.83	$15.28	$17.22
Income from investment operations:
Net investment income[a]	0.15	0.22	0.28 [b]	0.37	0.33
Net realized and unrealized gain (loss)	2.31	(4.15)	(3.63)	4.07	0.82
Total from investment operations	2.46	(3.93)	(3.35)	4.44	1.15
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.23)	(0.37)	(0.34)	(0.32)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)
Tax return of capital	(0.06)	(0.15)	—	(0.16)	(0.18)
Total dividends and distributions to shareholders	(0.26)	(0.38)	(2.30)	(2.89)	(3.09)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.20	(4.31)	(5.65)	1.55	(1.94)
Net asset value, end of year	$9.07	$6.87	$11.18	$16.83	$15.28
Total investment return[d]	37.43%	–36.07%	–20.36%	29.91%	6.70%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$161.4	$126.0	$281.9	$518.8	$491.7
Ratio of expenses to average daily net assets	1.39%[e]	1.32%	1.25%	1.25%	1.26%
Ratio of net investment income to average daily net assets	2.19%	2.17%	1.79%	2.19%	1.93%
Portfolio turnover rate	119%	92%	35%	28%	25%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.51	$10.61	$16.11	$14.72	$16.71
Income from investment operations:
Net investment income[a]	0.09	0.14	0.19 [b]	0.25	0.22
Net realized and unrealized gain (loss)	2.18	(3.92)	(3.49)	3.92	0.78
Total from investment operations	2.27	(3.78)	(3.30)	4.17	1.00
Less dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.27)	(0.23)	(0.22)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)
Tax return of capital	(0.06)	(0.15)	—	(0.16)	(0.18)
Total dividends and distributions to shareholders	(0.21)	(0.32)	(2.20)	(2.78)	(2.99)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.06	(4.10)	(5.50)	1.39	(1.99)
Net asset value, end of year	$8.57	$6.51	$10.61	$16.11	$14.72
Total investment return[d]	36.45%	–36.46%	–20.90%	29.14%	5.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$32.5	$41.2	$102.7	$217.1	$220.1
Ratio of expenses to average daily net assets	2.04%[e]	1.97%	1.90%	1.90%	1.91%
Ratio of net investment income to average daily net assets	1.48%	1.39%	1.27%	1.51%	1.31%
Portfolio turnover rate	119%	92%	35%	28%	25%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.51	$10.61	$16.11	$14.72	$16.71
Income from investment operations:
Net investment income[a]	0.09	0.14	0.19 [b]	0.25	0.22
Net realized and unrealized gain (loss)	2.19	(3.93)	(3.49)	3.92	0.78
Total from investment operations	2.28	(3.79)	(3.30)	4.17	1.00
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.16)	(0.27)	(0.23)	(0.22)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)
Tax return of capital	(0.06)	(0.15)	—	(0.16)	(0.18)
Total dividends and distributions to shareholders	(0.22)	(0.31)	(2.20)	(2.78)	(2.99)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.06	(4.10)	(5.50)	1.39	(1.99)
Net asset value, end of year	$8.57	$6.51	$10.61	$16.11	$14.72
Total investment return[d]	36.48%	–36.47%	–20.90%	29.14%	5.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$164.1	$141.1	$302.6	$626.2	$601.0
Ratio of expenses to average daily net assets	2.04%[e]	1.97%	1.90%	1.90%	1.91%
Ratio of net investment income to average daily net assets	1.45%	1.44%	1.27%	1.52%	1.34%
Portfolio turnover rate	119%	92%	35%	28%	25%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.07	$11.49	$17.23	$15.57	$17.48
Income from investment operations:
Net investment income[a]	0.18	0.27	0.34 [b]	0.44	0.42
Net realized and unrealized gain (loss)	2.37	(4.27)	(3.72)	4.15	0.81
Total from investment operations	2.55	(4.00)	(3.38)	4.59	1.23
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.27)	(0.43)	(0.38)	(0.37)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)
Tax return of capital	(0.06)	(0.15)	—	(0.16)	(0.18)
Total dividends and distributions to shareholders	(0.28)	(0.42)	(2.36)	(2.93)	(3.14)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.27	(4.42)	(5.74)	1.66	(1.91)
Net asset value, end of year	$9.34	$7.07	$11.49	$17.23	$15.57
Total investment return	37.81%	–35.82%	–20.11%	30.48%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$58.6	$48.5	$117.2	$179.3	$177.1
Ratio of expenses to average daily net assets	1.04%[d]	0.97%	0.90%	0.90%	0.91%
Ratio of net investment income to average daily net assets	2.59%	2.56%	2.07%	2.53%	2.40%
Portfolio turnover rate	119%	92%	35%	28%	25%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Diversified	$27,046,448	$25,245,351	$1,801,097	—
Common Stock—Industrial	22,430,291	19,188,550	3,241,741	—
Common Stock—Office	54,585,985	52,849,466	1,736,519	—
Common Stock—Residential— Apartment	49,877,879	47,812,989	2,064,890	—
Common Stock—Other Industries	243,093,776	243,093,776	—	—
Preferred Securities—$25 Par Value	13,357,910	13,357,910	—	—
Corporate Bonds	1,567,772	—	1,567,772	—
Money Market Funds	9,100,000	—	9,100,000	—
Total Investments	$421,060,061	$401,548,042	$19,512,019	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/ (depreciation) and realized gain/ (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2009, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2009, the Fund paid the advisor $64,640 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For year ended December 31, 2009, the Fund has been advised that the distributor received $27,924 in sales commissions from the sale of Class A shares and that the distributor also received $10,083, $38,986 and $24,371 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $6,557 from the Fund for the year ended December 31, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009, totaled $382,648,511 and $410,133,736, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	6,042	367,001
Options expired	(4,814)	(278,314)
Options exercised	(1,228)	(88,687)
Options outstanding at December 31, 2009	—	$—

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2009	2008
Ordinary income	$8,333,742	$11,200,915
Tax return of capital	3,161,967	9,510,768
Total dividends and distributions	$11,495,709	$20,711,683

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2009, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$63,152,018
Gross unrealized depreciation	(2,710,030)
Net unrealized appreciation	$60,441,988
Cost for federal income tax purposes	$360,618,073

As of December 31, 2009, the Fund had a net capital loss carryforward of $114,314,638, of which $56,247,970 will expire on December 31, 2016 and $58,066,668 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to income redesignations and differences on passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $805,228, accumulated net realized loss was charged $615,171 and dividends in excess of net investment income was credited $1,420,399. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	8,497,040	$58,188,169	6,930,983	$68,218,748
Issued as reinvestment of dividends and distributions	481,954	3,083,847	578,902	5,584,587
Redeemed	(9,514,232)	(58,085,491)	(14,384,440)	(145,779,589)
Redemption fees retained by the Fund[a]	—	10,807	—	17,260
Net increase (decrease)	(535,238)	$3,197,332	(6,874,555)	$(71,958,994)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS B:
Sold	35,497	$198,172	100,696	$900,803
Issued as reinvestment of dividends and distributions	84,607	492,738	107,048	977,973
Redeemed	(2,652,911)	(16,214,774)	(3,556,925)	(33,453,472)
Redemption fees retained by the Fund[a]	—	3,419	—	4,018
Net decrease.	(2,532,807)	$(15,520,445)	(3,349,181)	$(31,570,678)
CLASS C:
Sold	3,642,207	$23,947,167	3,684,777	$34,912,616
Issued as reinvestment of dividends and distributions	331,716	1,970,718	360,343	3,267,735
Redeemed	(6,508,578)	(40,013,474)	(10,874,264)	(100,000,193)
Redemption fees retained by the Fund[a]	—	12,657	—	18,267
Net decrease	(2,534,655)	$(14,082,932)	(6,829,144)	$(61,801,575)
CLASS I:
Sold	1,964,506	$12,643,478	2,050,180	$22,154,379
Issued as reinvestment of dividends and distributions	265,938	1,741,371	247,580	2,423,389
Redeemed	(2,814,846)	(20,969,140)	(5,640,848)	(60,388,122)
Redemption fees retained by the Fund[a]	—	3,519	—	6,348
Net decrease	(584,402)	$(6,580,772)	(3,343,088)	$(35,804,006)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

operations agent, and the lenders identified in the credit agreement, which expires January 29, 2010. (The credit agreement was subsequently renewed under similar terms and expires January 28, 2011).The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2009, the Fund did not borrow under the credit agreement.

Note 7. Derivative Investments

The following table presents the value of derivatives held during the year ended December 31, 2009, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2009 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$278,314	—

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2009 and through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2010

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2009 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $167,444.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on September 22-23, 2009, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2010 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Advisor; and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract quality and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

COHEN & STEERS REALTY INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund had outperformed its benchmark and the medians of the Peer Funds for the year-to-date and one-year periods ended June 30, 2009, ranking the Fund in the first quintile for these periods. The Fund underperformed its benchmark and the Peer Funds' medians for the three-, five- and ten-year periods ended June 30, 2009, ranking the Fund in the third, fifth and fourth quintiles, respectively. The Board of Directors considered that the Fund changed its investment objective to total return from income effective January 15, 2008. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental performance data provided by the Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as total expense ratios. The Board of Directors noted that the Fund's actual and contractual advisory fees were higher than the Peer Funds' medians, ranking the Fund in the fourth and third quintiles, respectively. The Board of Directors further noted that the Fund's overall total expense ratio was less than two basis points higher than the Peer Funds' median, ranking the Fund in the third quintile. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, as a result of asset size, the Fund is currently not benefitting from the reduced fee. The Board of Directors further noted that the Fund charges an administration fee payable to the Investment Advisor. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

COHEN & STEERS REALTY INCOME FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to the Investment Advisor's other fund advisory agreements, as well as the profitability under the Advisory Agreement to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, as well as the profitability under the Advisory Agreement to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 56	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC, the Fund's Distributor.	18	1991 to present

Martin Cohen Age: 61	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	1991 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 67	Director	Until next election of directors	Consultant. Board Member United States Department of Defense Business Board; Vice-chair Global Heritage Fund; Chair of the Advisory Committee, The Posse Foundation, DC; Finance Chair, District of Columbia Public Libraries. Government service: former Undersecretary of State for Management, US Department of State; previously Assistant Secretary of Interior for Policy Management and Budget, US Department of Interior. Private employment includes Senior Vice President National Trust for Historic Preservation, Treasurer UMWA Health and Retirement Funds.	18	2001 to present

George Grossman Age: 56	Director	Until next election of directors	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 67	Director	Until next election of directors	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	18	2004 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 66	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army, Member: DC Dept. of Corrections Chaplain's Corps. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	18	2001 to present

Frank K. Ross Age: 66	Director	Until next election of directors	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington DC office.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	Until next election of directors	Board member of Essex Property Trust Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 63	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with the advisor (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Thomas N. Bohjalian Age: 44	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Yigal Jhirad Age: 45	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 43	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2009

CSEIXAR

Item 2. Code of Ethics.

On October 1, 2009, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material changes to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions were (i) a shortened preclearance window, (ii) the implementation of a 30-day holding period to sell securities at a profit, (iii) limitations on the frequency of trading, and (iv) a preclearance requirement for exchange traded funds. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$47,000	$47,000
Audit-Related Fees	0	0
Tax Fees	6,000	19,635
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	$110,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were $6,000 and $129,635, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	March 8, 2010